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Exhibit 10.10

MANAGEMENT STOCKHOLDER'S AGREEMENT

        This Management Stockholder's Agreement (this "Agreement") is entered into as of April 12, 2005, between Buyside Realty, Inc., a Delaware corporation (the "Company") and Ari Blumofe (the "Stockholder").

RECITALS

        A.    As of the date hereof, the Company is issuing shares (the "Restricted Shares") of its common stock to Stockholder as a restricted stock award pursuant to the BuySide Realty, Inc. 2005 Equity Incentive Plan and the Restricted Stock Award Agreement (the "Restricted Stock Award Agreement") of even date herewith between the Company and the Stockholder.

        C.    The Company would not be willing to make such restricted stock award unless Stockholder agreed to the terms and conditions of this Agreement. Stockholder is entering into this Agreement in order to induce the Company to make such restricted stock award.

AGREEMENT

        NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.    Definitions.

        "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "Affiliate" of a specified person means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is common control with, the specified person.

        "AFJ" means AFJ Capital, LLC, an Illinois limited liability company.

        "Agreement" shall have the meaning set forth in the introductory paragraph.

        "Board" means the board of directors of the Company.

        "Change in Control" means a bona fide Transfer or series of related Transfers of (i) Shares to any person or Group that is not an Affiliate of the Company in which, or as a result of which, such person or Group obtains (A) the right to directly or indirectly elect a majority of the Board or (B) a majority of the Shares outstanding at such time or (ii) all or substantially all of the assets of the Company to any person or Group that is not an Affiliate of the Company.

        "Company" shall have the meaning set forth in the introductory paragraph.

        "Fully Diluted Basis" means assuming (i) the exercise of all options, warrants and rights to acquire Shares, and (ii) the conversion or exchange of all securities convertible into or exchangeable for Shares, in each case whether or not then vested or exercisable.

        "Group" means any syndicate or group that would be considered a "person" for purposes of Section 13(d) of the 1934 Act.

        "Holder" means any holder of any Stock at any time.

        "Initial Public Offering" means the consummation of the first Public Offering.

        "Option" means an option to purchase Shares.

        "Permitted Transfer" means any Transfer to any member of the Stockholder Family Group in accordance with Section 3(c).

        "Plan" means the Buyside Realty, Inc. 2005 Equity Incentive Plan adopted by the Board, as amended, modified, restated or supplemented from time to time.

        "Public Offering" means the sale of common stock for cash by the Company or by one or more stockholders, in an underwritten public offering registered under the 1933 Act.

        "Restricted Stock Agreement" means the Restricted Stock Award Agreement of even date herewith between the Company and the Stockholder.

        "Rule 144" means Rule 144 promulgated under the 1933 Act.

        "Shares" means shares of common stock of the Company, par value $.001 per share,

        "Special Transfer" means a Transfer pursuant to Sections 6, 7 or 8, or a Transfer in a Public Offering.

        "Stock" means (i) the Restricted Shares being acquired by the Stockholder as of the date hereof; (ii) any and all other Shares acquired at any time and from time to time by the Stockholder in any manner (including as a restricted stock award or upon exercise of any stock option issued thereunder); and (iii) any and all shares of common stock or other equity securities issued or issuable from time to time with respect to securities described in clauses (i) and (ii) of this definition. Any Shares that are sold in a Special Transfer shall not be treated as "Stock" after such being sold in such Special Transfer.

        "Stockholder" shall have the meaning set forth in the introductory paragraph.

        "Stockholder Family Group" means: (i) the Stockholder; (ii) the Stockholder's spouse, descendants (natural and adoptive), and parents; (iii) any partnership, limited partnership, limited liability company, corporation or other entity owned, directly or indirectly, entirely by persons described in the preceding clauses of this definition; or (iv) any trust exclusively for the benefit of persons described in the preceding sentences of this definition (except for contingent beneficiaries who could receive any distributions from the trust only if none of the persons described in clauses (i) and (ii) of this definition were then living).

        "Transfer" means to sell, offer, transfer, assign, grant a security interest in, pledge, hypothecate or otherwise dispose of any Stock in any manner (whether voluntarily or involuntarily, including in connection with death or divorce).

        2.    Issuance of Shares.

        (a)   On the date hereof, the Stockholder is acquiring the Restricted Shares pursuant to the Restricted Stock Agreement and the Plan.

        3.    Restrictions on Transfer of Stock.

        (a)   No Holder shall, directly or indirectly, Transfer any Stock in a manner that violates the provisions of this Agreement or any applicable federal or state securities laws. Any Transfer of shares of Stock in violation of this Agreement shall be void and of no effect for all purposes.

        (b)   Except for a Special Transfer, no Holder shall directly or indirectly Transfer any shares of Stock: (i) without the prior written consent of the Board prior to the second anniversary of the date hereof; or (ii) to a competitor of the Company. The Board's good faith, reasonable determination of whether a person is a competitor of the Company shall be binding and conclusive. Except for a Special Transfer, no Holder shall Transfer any shares of Stock if such Transfer would require the Company to register any class of its securities under the 1934 Act.

        (c)   Subject to Sections 3(a), 3(b) and 3(d), a Holder shall be permitted to Transfer any of such Holder's shares of Stock to any member of the Stockholder Family Group without compliance with Section 5.

        (d)   Except for a Transfer under Sections 6 or 7, or a public sale permitted under Section 8 after an Initial Public Offering, no Holder shall Transfer any shares of Stock unless, on or prior to such Transfer: (i) the transferee executes and delivers to the Company a Joinder substantially in the form attached hereto as Exhibit A and becomes bound by all the terms of this Agreement; (ii) if the transferee is married, the transferee's spouse executes and delivers a Consent of Spouse substantially in the form attached hereto as Exhibit B and (iii) the transferor furnishes to the Company an opinion of counsel (in form and substance reasonably satisfactory to the Company) that such Transfer may be made without registration under the 1933 Act and applicable state securities laws.

        (e)   In addition to any other legends that the Company determines are advisable or necessary, all certificates representing shares of Stock shall bear a legend substantially in the form set forth below:

    NOTICE IS HEREBY GIVEN THAT the securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or any non-U.S. jurisdiction. The securities cannot be offered, sold, transferred or otherwise disposed of except (i) pursuant to an effective registration statement or amendment thereto under such Act and any other applicable laws or (ii) pursuant to an exemption from, or in a transaction not subject to, the registration requirements of such Act and such other applicable laws. The sale, transfer or other disposition of the securities represented by this certificate and certain other rights and obligations of the holder of this certificate are also subject to (i) the Restricted Stock Award Agreement, dated as of April 12, 2005 between BuySide Realty, Inc. (the "Company") and the stockholder in whose name this certificate is issued (the "Stockholder"); (ii) the Management Stockholder's Agreement dated as of April 12, 2005 between the Company and the Stockholder; and (iii) the BuySide Realty, Inc. 2005 Equity Incentive Plan (copies of each of which are available for review at the principal office of the Company). The Company reserves the right to refuse the transfer of such securities until all terms and conditions have been fulfilled with respect to such transfer as set forth in such agreements and such Plan.

        4.    Stockholder's Representations, Warranties and Agreements.

        (a)   The Stockholder acknowledges that he has been advised that (i) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock and (ii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restrictions on Transfer and appropriate stop transfer restrictions will be issued with respect to the Stock.

        (b)   The Stockholder agrees that if any shares of the Stock are to be Transferred in accordance with Rule 144 or otherwise, the Stockholder shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such Transfer and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the SEC.

        (c)   The Stockholder represents and warrants that (i) he has received and reviewed the available information relating to the Stock, and (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information, the Company and the business and prospects of the Company which he deems necessary to evaluate the merits and risks related to his investment in the Stock and to verify the information he has received.

        (d)   The Stockholder further represents and warrants that (i) his financial condition is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in the Stock, (iii) he understands all of the risk factors related to his investment in the Stock and (iv) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his investment in the Stock.

        (e)   To the extent not inconsistent with applicable law, the Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the period of 180 days (or such longer period as requested by the lead underwriter for the Public Offering in question, if such longer period also applies to Shares held by AFJ) after the effective date of any registration under the 1933 Act for a Public Offering.

        (f)    The Stockholder agrees that he will vote to effect a stock split (forward or reverse, as the case may be) with respect to any Shares in connection with any Public Offering, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banking firm of nationally recognized standing shall advise the Company in writing) that in their or its opinion such a stock split would facilitate or increase the likelihood of success of the offering. The Stockholder agrees that any number of Shares referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

        5.    Right of First Refusal.

        (a)   Except for Transfers pursuant to Sections 6 or 7 or Permitted Transfers, at any time prior to an Initial Public Offering, if any Holder (the "Offeree") receives a bona fide offer (a "Transfer Offer") to purchase any or all shares of his Stock (the "Transfer Securities") from any person (the "Offeror") which the Offeree wishes to accept, the Offeree shall cause the Transfer Offer to be reduced to writing and shall provide a written notice (the "Transfer Notice") of such Transfer Offer to the Company. The Transfer Notice shall contain an irrevocable offer to sell the Transfer Securities to the Company (in the manner set forth below) at a price equal to the price contained in, and upon the same terms and conditions as the terms and conditions contained in, the Transfer Offer and shall be accompanied by a true and complete copy of the Transfer Offer (which shall identify the Offeror, the Transfer Securities, the price contained in the Transfer Offer and other material terms and conditions of the Transfer Offer).

        (b)   Within 15 days after receiving the Transfer Notice, the Company shall inform the Offeree in writing whether or not it intends to exercise its right to purchase all (but not less than all) of the Transfer Securities covered by the Transfer Offer either (i) for the same consideration and on the same terms and conditions as the Transfer Offer or (ii) if the Transfer Offer includes any consideration other than cash, then, at the sole option of the Company, at the equivalent all-cash price, determined in good faith by a majority of the members of the Board. If the Company elects to accept such offer, on or prior to the 30th day after the date of receipt by the Company of the Transfer Notice, the Company will deliver to the Offeree a written agreement in the form included in the Transfer Offer, if the Transfer Offer included such written agreement (except that such agreement shall omit all representations and warranties relating to the Offeree except for its title to the Transfer Securities and its authority to Transfer such Transfer Securities), and shall pay the relevant cash consideration by delivering a certified bank check or checks (or, if the Offeree so elects at least three business days prior to the closing date in writing specifying the Offeree's bank account and other wire Transfer instructions, by wire Transfer) and shall deliver the relevant non-cash consideration to the Offeree, in each case against delivery of certificates or other instruments representing the Transfer Securities so purchased, appropriately endorsed by the Offeree. If at the end of such 15-day period, the Company has not delivered written notice of exercise of its right to purchase the Transfer Securities pursuant to this Section 5, or if at the end of such 30-day period, the Company has not tendered the purchase price for such securities in the manner set forth above, the Offeree shall be free for a period of 90 days from the end of such 15- or 30-day period, as applicable, to Transfer not less than all of the Transfer Securities to the Offeror on the terms and conditions set forth in the Transfer Notice (including the execution and delivery of any written agreement in the form included in the Transfer Offer). At or prior to the time of such Transfer, the Offeror shall execute and deliver to the Company a Joinder in the form attached hereto as Exhibit A. Promptly after such sale, the Offeree shall notify the Company of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the Company. If for any reason the Offeree does not sell the Transfer Securities to the Offeror on the terms and conditions set forth in the Transfer Notice, or if any Offeree wishes to sell the Transfer Securities on terms other than those set forth in the Transfer Notice, the provisions of this Section 5 shall again be applicable to the Transfer Securities.

        (c)   The closing of the purchase of the Transfer Securities by the Company upon exercise of its right of first refusal shall be no later than the last day of the 30-day period after the receipt of the Transfer Notice.

        (d)   This Section 5 shall terminate immediately after the consummation of a Change of Control or an Initial Public Offering.

        6.    Tag-Along Rights.    If any one or more stockholders of the Company, individually or in a Group (individually and collectively, as applicable, the "Selling Holder") engage in a Change in Control involving a sale of Shares (other than any sale to an Affiliate of such Selling Holder), the Stockholder shall have the right (a "Tag-Along Right") to participate in such transaction on the same material terms and conditions as the Selling Holder by including in such transaction the same percentage of the Stockholder's Shares (determined on a Fully Diluted Basis) as the percentage of Shares being sold by the Selling Holder in such Change of Control (determined on a Fully Diluted Basis), as follows:

          (a)   The Company shall deliver to the Stockholder at least 14 days prior to consummating such Change of Control a written notice (a "Tag-Along Notice") of such transaction; provided, however, that (i) if 14 days' prior notice is not practicable, the Tag-Along Notice shall be given as many days prior to such transaction as is practicable; and (ii) the Stockholder shall keep any information regarding the proposed transaction strictly confidential.

          (b)   If the Stockholder desires to participate in such transaction, the Stockholder must deliver to the Selling Holder, within 7 days of receiving a Tag-Along Rights Notice, written notice (a "Participation Notice") of the Stockholder's desire to participate in such transaction. If the Stockholder does not deliver to the Selling Holder a Participation Notice with respect to such Tag-Along Right within the applicable time period, the Stockholder shall be treated as having waived his right to participate in such transaction. The Participation Notice shall constitute an irrevocable commitment by the Stockholder to participate in the transaction on the terms contained in the Tag-Along Rights Notice

          (c)   The Stockholder shall cooperate in such transaction by providing the Selling Holder all materials (including executed purchase and sale agreements and stock Transfer documentation), as the Selling Holder may reasonably request in order to consummate the transaction. The Stockholder shall, if provided an opportunity to do so, consent to and vote in favor of the Change of Control.

          (d)   Each of the Selling Holders and any other party to any such transaction shall have the right, in its sole discretion, at all times prior to consummation of such transaction to abandon, rescind, annul, withdraw or otherwise terminate such transaction whereupon all Tag-Along Rights in respect of such transaction pursuant to this Section 6 shall become null and void, and neither the Selling Holder nor any other such party shall have any liability or obligation to the Stockholder with respect thereto. Nothing herein shall be construed to obligate the Selling Holder to accept any offer or terms for, or to consummate, any Change in Control or other transaction.

          (e)   This Section 6 shall terminate immediately after the consummation of a Change of Control or an Initial Public Offering.

        7.    Drag-Along Rights.    In the event that any one or more stockholders of the Company, individually or in a Group (individually and collectively, as applicable, the "Selling Holder") engage in a Change in Control (other than any sale to an Affiliate of such Selling Holder), the Selling Holder shall have the right (a "Drag-Along Right") to require each other Holder ("Other Holder") to participate in such transaction on the same material terms as the Selling Holder by including in such transaction the same percentage of the Shares held by such Other Holder (determined on a Fully

Diluted Basis) as the percentage of Shares being sold by the Selling Holder in such Change of Control (determined on a Fully Diluted Basis), as follows:

          (a)   The Selling Holder shall deliver to the Company a written notice (a "Drag-Along Notice") of the Selling Holder's exercise of its Drag-Along Right in such transaction at least 14 days prior to consummating the Change of Control transaction, and the Company shall promptly deliver such Drag-Along Notice to such Other Holder; provided, however, that (i) if 14 days' prior notice is not practicable, the Drag-Along Notice shall be given as many days prior to such transaction as is practicable; and (ii) such Other Holder shall keep any information regarding the proposed transaction strictly confidential.

          (b)   In the case of Options held by such Other Holder, the purchase price for any Options in connection with the exercise of a Drag-Along Right shall be equal to the purchase price stated in the Drag-Along Notice attributable to the number of Shares issuable upon the exercise of such Option (without regard to whether or not such Options would otherwise be exercisable) less the exercise price thereof.

          (c)   Each Holder shall cooperate in the Change of Control transaction by providing the Selling Holder all materials (including executed purchase and sale agreements and stock Transfer documentation), as the Selling Holder may reasonably request. Each Holder shall, if provided an opportunity to do so, consent to and vote in favor of the Change of Control.

          (d)   The Selling Holder shall have the right, in its sole discretion, at all times prior to consummation of the transaction to abandon, rescind, annul, withdraw or otherwise terminate such transaction, and the Selling Holder shall not have any liability or obligation to the Stockholder with respect thereto. Nothing herein shall be construed to obligate the Selling Holder to accept any offer or terms for, or to consummate, any Change in Control or other transaction.

          (e)   The Stockholder agrees that any holder(s) of Company capital stock engaging in a Change in Control shall have the right to enforce the Drag-Along Right under this Section 7 against the Stockholder with respect to any Change in Control as if such holder(s) were a party hereto.

          (f)    This Section 7 shall terminate immediately after the consummation of a Change of Control.

        8.    Transfer After an IPO.    For a period of five years after the Initial Public Offering, no Stock may be Transferred if, immediately following such Transfer, the percentage of the Stockholder's Stock sold by the Stockholder in or after the IPO (including in the Transfer in question) would exceed the percentage of AFJ's Shares sold by AFJ in or after the IPO. For purposes of the preceding sentence: (i) the Stockholder shall be treated as including his Permitted Transferees; (ii) the percentage sold by a person shall be measured against the number of Shares held by such person as of immediately prior to the IPO (for example, if the Stockholder owned 100 shares immediately prior to the IPO, and then sold no shares in the IPO and 5 shares after the IPO, the percentage of shares sold by the Stockholder in or after the IPO would be 5%); (iii) an equitable adjustment shall be made for any forward or reverse stock split, stock dividend, stock combination, recapitalization or similar transaction involving the Company's capital stock; and (iv) the percentages in each case shall be calculated on a Fully Diluted Basis. AFJ shall have the right to enforce this Section 8 against the Stockholder as if AFJ were a party hereto.

        9.    After-Acquired Shares.

        (a)   For greater certainty, if any shares of common stock or other equity securities are issued or issuable from time to time with respect to any Shares of Stock, such securities shall constitute Stock that is subject to this Agreement.

        (b)   For greater certainty, this Agreement shall continue to apply to shares of Stock after such shares have been Transferred, except that this Agreement shall not apply to any Shares sold pursuant to Sections 6 or 7 or in a public sale in accordance with Section 8 after an Initial Public Offering.

        10.    Employment by the Company.    Nothing contained in this Agreement or in any other agreement entered into by the Company and the Stockholder contemporaneously with the execution of this Agreement (i) obligates the Company or any subsidiary of the Company to employ the Stockholder in any capacity whatsoever or (ii) prohibits or restricts the Company (or any such subsidiary) from terminating the employment of the Stockholder at any time or for any reason whatsoever, with or without cause, and the Stockholder hereby acknowledges and agrees that neither the Company nor any other person has made any representations or promises whatsoever to the Stockholder concerning the Stockholder's employment or continued employment by the Company or any subsidiary of the Company.

        11.    Termination.    This Agreement shall terminate upon the earliest to occur of:

        (a)   immediately after the consummation of a Change of Control;

        (b)   five years after the consummation of an Initial Public Offering; or

        (c)   upon mutual agreement of the Company and Holders holding a majority of the then outstanding shares of Stock subject to the provisions of this Agreement.

        Nothing in this Section 11 shall prevent Sections 5, 6 or 7 from terminating in accordance with their respective terms at any earlier time.

        12.    Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section.

        13.    Governing Law.    This Agreement shall be governed by the substantive law of the State of Illinois, without application of any conflict of laws principle that would require the application of the law of any other jurisdiction.

        14.    Entire Agreement.    This Agreement, the Restricted Stock Agreement and the Plan contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. Except as otherwise expressly provided herein (including in Sections 6(e) and 7(f)), this Agreement is not intended to confer upon any person not a party hereto any rights or remedies hereunder.

        15.    Notices.    All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be treated as having been duly given to any party when delivered by hand, by messenger, or by a nationally-recognized overnight delivery company, when sent by telecopy and confirmed by return telecopy, or three days after being deposited in first-class mail, postage prepaid and return receipt requested, in each case to the applicable addresses set forth below (or such other addresses as a party may designate by written notice to each other party).

        Notices to the Company shall be addressed to:

    BuySide Realty, Inc.
    980 N. Michigan Ave., Suite 1800
    Chicago, IL 60611
    Attention: Joseph Fox and Avi Fox

        Notices to the Stockholder shall be addressed to him at the address set forth below under his signature.

        16.    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

        17.    Headings.    The section, article and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement

        18.    Amendments and Waivers.    This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and Holders of a majority of the shares of Stock subject to this Agreement. The waiver by any party of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

        19.    Interpretation.

        (a)   For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement means "including, without limitation"; (iv) the word "or" shall not be exclusive, (v) "person" means any individual, corporation, partnership, limited liability company, trust, estate, governmental authority or entity of any kind; and (vi) any reference to any statute or regulation is intended to refer to such statute or regulation as amended from time to time, including any successor statute or regulation.

        (b)   This Agreement shall be construed without regard to any presumption or rule requiring construction against the party drafting it (or causing it to be drafted).

        20.    Severability.    Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

        21.    Further Assurances.    The parties agree that, from time to time, each of them will, and will cause their respective Affiliates to, execute and deliver such further instruments and take such other action as may be necessary to carry out the purposes and intents hereof.

        22.    Taxes.    The Company shall have the right to deduct from any cash payment made by the Company under this Agreement any federal, state or local income or other taxes required by law to be withheld with respect to such payment.

        IN WITNESS WHEREOF, the parties have executed this Management Stockholder's Agreement as of the date first above written.

COMPANY:
BuySide Realty, Inc.
By:	/s/ Joseph Fox
Name: Joseph Fox
Title: Co-Chief Executive
STOCKHOLDER:
/s/ Ari Blumofe Name: Ari Blumofe
STOCKHOLDER'S ADDRESS:
6838 N. Kilpatrick Lincolnwood, IL 60712

Exhibit A

Form of Joinder

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees to be bound by the Management Stockholder Agreement (the "Stockholder Agreement") dated as of April 12, 2005 between BuySide Realty, Inc., a Delaware corporation and Ari Blumofe, as amended from time to time. The undersigned acknowledges and agrees that: (i) the shares of common stock of the Company being transferred to the undersigned are (and will be when held by the undersigned) shares of "Stock" for purposes of the Stockholder's Agreement, and (ii) that the undersigned will become upon such transfer (or is already) a "Holder" for purposes of the Stockholder's Agreement. The undersigned acknowledges that such transfer would not be permitted under the Stockholder's Agreement in the absence of this Joinder, and is executing this Joinder in order to enable such transfer to occur.

        IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered as of                        .

By:	[Name of purchaser/Transferee]

Exhibit B

Form of Consent of Spouse

        Reference is made to the Management Stockholder's Agreement (the "Stockholder's Agreement"), dated as of April 12, 2005, between BuySide Realty, Inc., a Delaware corporation (the "Company") and Ari Blumofe (the "Stockholder"), as the same may be subsequently modified, supplemented or amended in accordance with its terms. Capitalized terms used but not otherwise defined herein will have the meanings set forth in the Stockholder's Agreement.

        The undersigned is the spouse of the Stockholder and hereby acknowledges that the undersigned has read the Stockholder's Agreement and knows its content. The undersigned hereby agrees that: (i) any Stock as defined in such agreement (including without limitation any shares of common stock of the Company) that are held at any time by the undersigned's spouse or such spouse's transferees shall be subject to the Stockholder's Agreement; and (ii) the undersigned's interest, if any (including any community property interest) in such Stock shall be subject to the Stockholder's Agreement. The undersigned is aware that the Stockholder's Agreement: (i) imposes certain restrictions on the transfer of such Stock, and (ii) requires such Stock to be sold under certain circumstances. The undersigned hereby consents to such restrictions and such sales, and approves the provisions of the Stockholder's Agreement. The undersigned hereby agrees that (i) the undersigned shall take no action at any time to hinder operation of the Stockholder's Agreement on such Stock (or the undersigned's interest, if any, in them), and (ii) the undersigned will take any further action that is necessary (in the Company's reasonable determination) to effectuate the provisions of the Stockholder's Agreement. The undersigned acknowledges that the Company would not be willing to enter into the Stockholder's Agreement in the absence of this Consent of Spouse, and is signing this Consent of Spouse in order to induce the Company to do so.

Name:

FIRST AMENDMENT
TO
MANAGEMENT STOCKHOLDER'S AGREEMENT

        This First Amendment to Management Stockholder's Agreement (this "Amendment") is entered into as of May 2, 2005, between Buyside Realty, Inc., a Delaware corporation (the "Company") and Ari Blumofe (the "Stockholder").

RECITALS

        A.    As of April 12, 2005, the Company and Stockholder entered into a Management Stockholder's Agreement (the "Stockholder Agreement").

        B.    The Company and Stockholder desire to amend the Stockholder Agreement on the terms set forth below.

AGREEMENT

        NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.     The Stockholder's Agreement is hereby amended as follows:

          (a)   the word "or" at the end of Section 11(b) is deleted, Section 11(c) is renumbered as Section 11(d), and a new Section 11(c) is inserted as follows:

      "(c) upon written notice given by the Company to the Holders at any time on or after an Initial Public Offering; or"

          (b)   after the words "Initial Public Offering" in the definition of same in Section 1, the words "or "IPO""are inserted.

        2.     The Company and Stockholder hereby ratify and confirm the Stockholder's Agreement, as so amended, in all respects.

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Management Stockholder's Agreement as of the date first above written.

COMPANY:
BuySide Realty, Inc.
By:	/s/ Joseph Fox
Name: Joseph Fox
Title: Co-Chief Executive
STOCKHOLDER:
/s/ Ari Blumofe Name: Ari Blumofe

ACKNOWLEDGMENT AND AGREEMENT

        This Acknowledgment and Agreement ("Agreement") is entered as of April 27, 2005 among BuySide Realty, Inc., a Delaware corporation (the "Company"), and Ari I. Blumofe ("Stockholder").

RECITALS

        A.    The Company and Stockholder are parties to a Management Stockholder's Agreement (the "Stockholder's Agreement") dated as of April 12, 2005.

        B.    Concurrently with the execution and delivery hereof, Stockholder is purchasing One Million Five Hundred Thousand (1,500,000) shares of common stock, par value $.001 per share, for an aggregate cash consideration of One Hundred Thousand Dollars ($100,000). As used herein, "New Stock" means such shares, and any securities issued or issuable with respect thereto from time to time (including without limitation in connection with any stock split, stock dividend, stock combination, recapitalization or similar transaction).

        C.    The Company is not willing to sell the New Stock to the Stockholder unless the Stockholder executes and delivers this Agreement. Stockholder is doing so in order to induce the Company to issue the New Stock to him.

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto acknowledge and agree as follows:

          1.     For greater certainty, the New Stock constitutes "Stock" for purposes of the Stockholder's Agreement and is subject to the terms of the Stockholder's Agreement, including without limitation Sections 3, 5, 6, 7 and 8 thereof.

          2.     This Agreement is governed by the substantive law of the State of Illinois without reference to any choice of law principles that would require the application of the laws of any other jurisdiction.

Stockholder
/s/ Ari I. Blumofe Ari I. Blumofe
Company
BuySide Realty, Inc.
By: /s/ Joseph Fox Joseph Fox, Co-CEO

Amendment

        This Amendment is entered into as of October 29, 2007 between Ari Blumofe ("Stockholder") and Iggys House, Inc., a Delaware corporation formerly known as BuySide, Inc., formerly known as BuySide Realty, Inc. (the "Company").

Recitals

        A.    Stockholder and the Company entered into a Management Stockholder's Agreement dated as of April 12, 2005 (as amended from time to time, the "Agreement").

        B.    The Company has filed a registration statement for a proposed initial public offering of its common stock (the "Offering").

        C.    The underwriters for the Offering have requested that Section 7 of the Agreement (regarding drag-along rights), be amended so that it terminates upon the effectiveness of the registration statement for the Offering.

        The parties agree as follows:

        1.     Section 7 of the Agreement is hereby terminated, and of no force and effect.

        2.     Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Agreement remain unaltered and in full force and effect.

        3.     This Amendment will become effective on the effective date of the registration statement on Form S-1 (Registration No. 333-145275) related to the Offering.

        4.     This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall be deemed but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto each has caused this Amendment to be duly executed in its name and on its behalf, all as of October 29, 2007.

STOCKHOLDER
/s/ ARI BLUMOFE Ari Blumofe
IGGYS HOUSE, INC.
By	/s/ Joseph J. Fox
Name:
Title:

QuickLinks

MANAGEMENT STOCKHOLDER'S AGREEMENT
RECITALS
AGREEMENT
Form of Joinder
Form of Consent of Spouse
FIRST AMENDMENT TO MANAGEMENT STOCKHOLDER'S AGREEMENT
RECITALS
AGREEMENT
ACKNOWLEDGMENT AND AGREEMENT
RECITALS